                                                          Exhibit 10(i).6




                                                                  EXHIBIT B

                                                This Instrument was prepared by
                                                the below named attorney

                                                _______________________________
                                                           John A. Caruso



                         ASSIGNMENT OF LEASES AND RENTS


                 This Agreement (hereinafter referred to as this "Assignment"), made as of the ____ day of ______, 1994, between Bally's Park Place, Inc., a New Jersey corporation, having an office at Park Place and the Boardwalk, Atlantic City, New Jersey 08401, as leasehold and fee assignor, ("Assignor"), and Bally's Park Place Realty Co., a New Jersey corporation, having an office at Park Place and the Boardwalk, Atlantic City, New Jersey 08401, as fee assignor, ("Bally's", and, together with Assignor, "Assignors") and First Bank National Association ("Assignee").

                              W I T N E S S E T H:

                 Whereas, Assignor is (a) the tenant of certain real property situated in Atlantic City, New Jersey, more particularly described and indicated as the "Leased Land" on Exhibit "A" annexed hereto and made a part hereof (the "Leased Land") pursuant to that certain Lease (the "Ground Lease"), dated June 8, 1977, between the Palley- Blatt Company, as ground lessor, and Bally Manufacturing of New Jersey, Inc., a New Jersey corporation, currently known as Assignor, as ground lessee, as assigned by that certain Assignment of Lease dated April 27, 1979 between Palley-Blatt Company, as assignor, and Norman Palley, trustee under Declaration of Trust dated April 10, 1979, and Alexander K. Blatt, trustee under Declaration of Trust dated April 6, 1979, as assignees, and by that certain Assignment of Lease dated April 27, 1979 by Norman Palley, trustee under Declaration of Trust dated April 10, 1979, and Alexander K. Blatt, trustee under Declaration of Trust dated April 6, 1979, as assignors, and Bally Manufacturing Corporation, as assignee, and by






0020167.01-01S3a
assignment to Bally's and (b) the owner of certain real property situated in Atlantic City, New Jersey, more particularly described and indicated as the "Owned Land" on Exhibit "A" annexed hereto and made a part hereof (the "Owned Land," and together with the Leased Land, the "Land"); and

                 Whereas, Bally's is the owner of the Leased Land and ground lessor under the Ground Lease; and

                 Whereas, Assignor is the owner of the buildings and other improvements now or hereafter erected on the Land (such buildings and other improvements being herein- after collectively referred to as the "Buildings", and the Land, together with the Buildings being hereinafter collectively referred to as the "Property"); and

                 Whereas, Assignors are about to enter into an Indenture (the "Indenture"), dated as of the date hereof, among Assignor, Bally's, Bally's Park Place Funding, Inc., a Delaware corporation, ("Funding") as obligor, Bally's Park Place, Inc., a Delaware corporation, as guarantor, and Assignee, as trustee, pursuant to which Funding will execute and deliver its ______% First Mortgage Notes due 2004 (the "Notes"), and Assignor, Bally's and Funding are about to execute and deliver to Assignee a Mortgage and Security Agreement with Assignment of Rents (the "Mortgage") to secure the Indenture and the Notes, covering the Property in the amount of up to $425,000,000, dated as of the date hereof; and

                 Whereas, Assignee is unwilling to accept the Indenture and the Mortgage unless Assignor and Bally's make, execute and deliver this Assignment.

                 Now, Therefore, in consideration of the premises and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor and Bally's, the receipt and sufficiency of which are hereby acknowl- edged, and to better secure the payment to Assignee of (i) all monies that may be due and payable under the Indenture, the Notes and the Mortgage and (ii) all monies which may be advanced by Assignee on behalf of Assignor and/or Bally's under the terms of the Mortgage, Assignor and Bally's hereby agree as follows:





0020167.01-01S3a                                 2

                 1.       (a)     Assignor hereby grants, transfers, bargains,
sells, assigns, conveys, and sets over unto Assignee, its successors and assigns, from and after the date hereof (including any period allowed by law for redemption after any sale), all right, title and interest of Assignor in and to (i) all leases, subleases, licenses and other occupancy agreements which now or hereafter affect the Property or any part or parts thereof and all guarantees, modifications, renewals and extensions thereof (collectively, the "Leases"), and (ii) all documents and instruments made or hereafter made in respect of the Leases, together with all of the rents and issues and profits, due and to become due or to which Assignor is now or may hereafter become entitled, arising out of the Leases and any of the Property covered by the Leases (the "Leased Property"), excluding, however, any sums paid as "key money" in connection with the execution or renewal of Leases or any sums paid in connection with the execution or renewal of a Lease as advance rental ("Advance Rental") to the extent the same has been paid prior to the occurrence of an Event of Default (as defined in the Mortgage) (collectively, the "Rents").

                          (b)     Bally's hereby grants, transfers, bargains,
sells, assigns, conveys, and sets over unto Assignee, its successors and assigns, from and after the date hereof (including any period allowed by law for redemption after any sale), all right, title and interest of Bally's in and to (i) the Ground Lease and all guarantees, modifications, renewals, and extensions thereof and (ii) all documents and instruments made or hereafter made in respect of the Ground Lease, together with all of the rents and issues and profits, due and to become due or to which Bally's is now or may hereafter become entitled, arising out of the Ground Lease and the Land, excluding however, any sums paid as "key money" in connection with the execution or renewal of the Ground Lease or any sums paid in connection with the execution or renewal of the Ground Lease as advance rental ("Ground Lease Advance Rental") to the extent the same has been paid prior to the occurrence of an Event of Default (as defined in the Mortgage) (collectively, the "Ground Rents").

                 2.       (a)     Assignor further gives and grants unto
Assignee the power and authority to:





0020167.01-01S3a                                                  3

                                  (i)  enter upon and take possession of the
         Leased Property and manage the same, subject to the rights of any and all parties in possession thereof;

                                  (ii)  enforce, modify, cancel or accept a
         surrender of any or all of the Leases;

                                  (iii)  (A) subject to and in accordance with
         the terms of the Leases, demand, collect, sue for, attach, levy, recover, receive, compromise, and (B) adjust and make, execute, and deliver receipts and releases for, Rents which may be or may hereafter become due, owing or payable from any present or future lessees, sublessees, licensees or other occupants of the Leased Property or any part thereof (the Lessees");

                                  (iv)  receive, endorse and deposit for
         collection in the name of Assignor or Assignee any checks, promissory notes or other evidences of indebtedness, whether made payable to Assignor or Assignee, which are given in payment or on account of Rent for the Leased Property or any part or parts thereof, or by way of compromise or settlement of any indebtedness for such Rents;

                                  (v)  give acquittances for Rents received;

                                  (vi)  institute, prosecute, settle or
         compromise any summary or other proceedings for the recovery of Rents or for removing any and all of the Lessees upon their default under their respective Leases;

                                  (vii)  subject to and in accordance with the
         Leases, institute, prosecute, intervene in, settle or compromise any proceedings for the protection of the Leased Property, for the recovery of any damage done to the Leased Property or for the abatement of any nuisance, including Hazardous Waste (as defined in the Mortgage), thereon or thereabouts;

                                  (viii)  defend, settle or compromise any
         legal proceedings brought, or claims made against, Assignee or its agents, employees or servants which may affect the Leased Property, and, at





0020167.01-01S3a                                                  4
         the option of Assignee, defend, settle or compromise any claims made or legal proceedings brought against Assignor which may affect the Leased Property or any part thereof;

                                  (ix)  lease or rent the Leased Property or
         any part thereof for such time and at such rentals as Assignee, in its reasonable discretion, may deem advisable;

                                  (x)  make any changes or improvements,
         structural or otherwise, on, in or to the Leased Property or any part thereof which Assignee may deem reasonably necessary or expedient for the leasing, renting or preservation thereof;

                                  (xi)  keep and maintain the Leased Property
         in tenantable and rentable condition and in a good state of repair;

                                  (xii)  purchase such equipment and supplies
         as may be reasonably necessary or desirable in the opinion of Assignee for use in connection with the operation of the Leased Property;

                                  (xiii)  pay, from and out of the Rents
         collected by Assignee hereunder, or from or out of any other funds, all taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Property or any part thereof, and any and all other charges, costs and expenses which Assignee may deem necessary or advisable to pay in connection with the management and operation of the Property (including, without limitation, brokers' fees and any accrued and unpaid interest, principal and other payments due on any and all loans secured by mortgages or deeds of trust on the Property, including the Mortgage, the Indenture, the Notes, and Additional Mortgages (as defined in the Mortgage)), it being understood that the excess Rents, if any, remaining after all such payments shall have been made shall be the property of and paid to Assignor, provided there exists no Event of Default;

                                  (xiv)  contract for and purchase such
         insurance as Assignee may deem advisable or neces-





0020167.01-01S3a                                                  5
         sary for the protection of Assignee and the Leased Property and as required to be maintained under the Mortgage, including, without limitation, fire, general liability, boiler, plate glass, rent, demolition and workers' compensation insurance;

                                  (xv)  execute and comply with all laws,
         rules, orders, ordinances and requirements of the United States, the state in which the Property is located and any political subdivision thereof, and any agency, department, bureau, board, commission or instrumentality of any of them (collectively, "Governmental Authorities"), and remove any and all violations which may be filed against the Leased Property;

                                  (xvi)  enforce, enjoin or restrain the
         violation of any of the terms, provisions and conditions of the Leases; and

                                  (xvii)  do or perform such other acts as may
         be reasonably necessary to increase the Rents or to diminish the expense of operating the Leased Property, whether herein expressly authorized or not, and in all respects act in the place and stead of Assignor and have all of the powers as owner as possessed by Assignor for the purposes aforesaid.

                 All of the foregoing powers and rights may be executed by Assignee or by its agents, servants or attorneys, in the name of Assignee or in the name of Assignor, and in such manner as Assignee, its agents, servants, or attorneys consider to be necessary, desirable, expedient, or appropriate; provided, however, that under no circumstances shall Assignee be under any obligation to exercise any of the foregoing powers or rights and Assignee shall not, except in the case of negligence and/or wilful misconduct of Assignee, be liable to Assignor or any other party for failure to exercise such powers and rights.

                           (b)     Bally's further gives and grants unto
Assignee the power and authority to:

                                  (i)  enter upon and take possession of the
         Leased Land and manage the same, subject to the rights of any ground tenant thereof;





0020167.01-01S3a                                                  6

                                  (ii)  enforce, modify, cancel or accept a
         surrender of the Ground Lease;

                                  (iii)  (A) subject to and in accordance with
         the terms of the Ground Lease, demand, collect, sue for, attach, levy, recover, receive, compromise, and (B) adjust and make, execute, and deliver receipts and releases for, Ground Rents which may be or may hereafter become due, owing or payable from any present or future ground tenant thereof (the "Ground Tenant");

                                  (iv)  receive, endorse and deposit for
         collection in the name of Bally's or Assignee any checks, promissory notes or other evidences of indebtedness, whether made payable to Bally's or Assignee, which are given in payment or on account of Ground Rents for the Land or any part or parts thereof, or by way of compromise or settlement of any indebtedness for such Ground Rents;

                                  (v)  give acquittances for Ground Rents
         received;

                                  (vi)  institute, prosecute, settle or
         compromise any summary or other proceedings for the recovery of Ground Rents or for removing the Ground Tenant upon its default under its respective Ground Lease;

                                  (vii)  subject to and in accordance with the
         Ground Lease, institute, prosecute, intervene in, settle or compromise any proceedings for the protection of the Leased Land, for the recovery of any damage done to the Leased Land or for the abatement of any nuisance, including Hazardous Waste, thereon or thereabouts;

                                  (viii)  defend, settle or compromise any
         legal proceedings brought, or claims made against, Assignee or its agents, employees or servants which may affect the Leased Land, and, at the option of Assignee, defend, settle or compromise any claims made or legal proceedings brought against Bally's which may affect the Leased Land or any part thereof;





0020167.01-01S3a                                                  7

                                  (ix)  lease or rent the Leased Land or any
         part thereof for such time and at such rentals as Assignee, in its reasonable discretion, may deem advisable;

                                  (x)  make any changes or improvements,
         structural or otherwise, on, in or to the Leased Land or any part thereof reasonably necessary or expedient for the leasing, renting or preservation thereof;

                                  (xi)  keep and maintain the Leased Land in
         tenantable and rentable condition and in a good state of repair;

                                  (xii)  purchase such equipment and supplies
         as may be reasonably necessary or desirable in the opinion of Assignee for use in connection with the operation of the Leased Land;

                                  (xiii)  pay, from and out of the Ground Rents
         collected by Assignee hereunder, or from or out of any other funds, all taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Leased Land or any part thereof, and any and all other charges, costs and expenses which Assignee may deem necessary or advisable to pay in connection with the management and operation of the Leased Land (including, without limitation, brokers' fees and any accrued and unpaid interest, principal and other payments due on any and all loans secured by mortgages or deeds of trust on the Leased Land, including the Mortgage, the Indenture, the Notes, and Additional Mortgages), it being understood that the excess Ground Rents, if any, remaining after all such payments shall have been made shall be the property of and paid to Bally's, provided there exists no Event of Default;

                                  (xiv)  contract for and purchase such
         insurance as Assignee may deem advisable or necessary for the protection of Assignee and the Leased Land and as required to be maintained under the Mortgage, including, without limitation, fire, general liability, boiler, plate glass, rent, demolition and workers' compensation insurance;





0020167.01-01S3a                                                  8

                                  (xv)  execute and comply with all laws,
         rules, orders, ordinances and requirements of any Governmental Authority, and remove any and all violations which may be filed against the Leased Land;

                                  (xvi)  enforce, enjoin or restrain the
         violation of any of the terms, provisions and conditions of the Ground Lease; and

                                  (xvii)  do or perform such other acts as may
         be reasonably necessary to increase the Ground Rents or to diminish the expense of operating the Leased Land, whether herein expressly authorized or not, and in all respects act in the place and stead of Bally's and have all of the powers as owner as possessed by Bally's for the purposes aforesaid.

                 All of the foregoing powers and rights may be executed by Assignee or by its agents, servants or attorneys, in the name of Assignee or in the name of Bally's, and in such manner as Assignee, its agents, servants, or attorneys consider to be necessary, desirable, expedient, or appropriate; provided, however, that under no circumstances shall Assignee be under any obligation to exercise any of the foregoing powers or rights and Assignee shall not, except in the case of negligence and/or wilful misconduct of Assignee, be liable to Bally's or any other party for failure to exercise such powers and rights.

                 3. Assignee shall have the unqualified right, subject to the provisions of applicable law, to receive, use and apply the Rents and Ground Rents collected and received by it under this Agreement (a) for the payment of any and all costs and expenses incurred in connection with (i) enforcing the terms of this Assignment, (ii) upholding and defending the rights of Assignee hereunder, and (iii) collecting Rents due under the Leases and Ground Rents due under the Ground Lease; and (b) for the operation and maintenance of the Property and the payment of all costs and expenses in connection therewith, including, without limitation, the payment of (i) accrued and unpaid interest and principal due on any and all loans secured by mortgages or deeds of trust on the Property including the Mortgage, the Indenture, and the Notes, (ii) taxes, assessments, water charges and sewer rents and other governmental charges levied, assessed or





0020167.01-01S3a                                                  9
imposed against the Property or any part thereof, which may then be due and payable, (iii) insurance premiums, (iv) costs and expenses in prosecuting or defending any litigation referred to herein, and (v) wages and salaries of employees, commissions of agents and attorneys' fees. After the payment of all such costs and expenses and after Assignee shall have set up such reserves necessary for the proper management of the Leased Property, Assignee, subject to the provisions of Subsections 2(a)(xiii) and 2(b)(xiii) hereof, shall apply all remaining Rents and Ground Rents collected and received by it to the reduction of the indebtedness secured by the Mortgage.

                 4.       (a)     Assignor hereby irrevocably constitutes and
appoints Assignee its true and lawful attorney, to undertake and execute any or all of the powers described herein with the same force and effect as if undertaken or executed by Assignor, and Assignor hereby ratifies and confirms any and all things done or omitted to be done, other than those things done or omitted to be done with negligence or wilful misconduct, by Assignee, its agents, servants, employees or attorneys in, to or about the Property. The appointment contained herein shall be effective only upon the termination by Assignee of the license granted to Assignor pursuant to Article 13 hereof.

                          (b)     Bally's hereby irrevocably constitutes and
appoints Assignee its true and lawful attorney, to undertake and execute any or all of the powers described herein with the same force and effect as if undertaken or executed by Bally's, and Bally's hereby ratifies and confirms any and all things done or omitted to be done, other than those things done or omitted to be done with negligence or wilful misconduct, by Assignee, its agents, servants, employees or attorneys in, to or about the Leased Land. The appointment contained herein shall be effective only upon the termination by Assignee of the license granted to Bally's pursuant to Article 13 hereof.

                 5.       (a)     Assignee shall not in any way be liable to
Assignor for any act done or anything omitted to be done by it in good faith in connection with the management of the Property, except for the consequences of its own negligence or wilful misconduct, nor shall As- signee be liable for any act or omission of its agents,





0020167.01-01S3a                                                 10
servants, employees or attorneys, provided that due care is used by Assignee in the selection of such agents, servants, employees and attorneys. Assignee shall be accountable to Assignor only for monies actually received by it pursuant to this Assignment.

                          (b)     Assignee shall not in any way be liable to
Bally's for any act done or anything omitted to be done by it in good faith in connection with the management of the Leased Land, except for the consequences of its own negligence or wilful misconduct, nor shall Assignee be liable for any act or omission of its agents, servants, employees or attorneys, provided that due care is used by Assignee in the selection of such agents, servants, employees and attorneys. Assignee shall be accountable to Bally's only for monies actually received by it pursuant to this Assignment.

                 6.       (a)     Assignor hereby covenants and agrees:

                                  (i)  to perform faithfully every obligation
         which Assignor is required to perform under the Leases within the applicable grace periods, if any, set forth therein;

                                  (ii)  to exercise its reasonable business
         judgment in determining whether to enforce, or to secure the performance of, any material obligation to be performed by any Lessee under any Lease requiring a "minimum" or "base" rent of $100,000 or more per annum (a "MAJOR LEASE");

                                  (iii)  except in connection with the initial
         execution or renewal of a Lease, not to collect any Rent under the Leases for more than thirty (30) days in advance of the time when the same shall become due, or anticipate the rents thereunder, except for security deposits, "key money" and Advance Rental;

                                  (iv)  subject to the right of Assignor to
         contest and to not comply with a Legal Requirement (as defined in and as provided in the Mortgage), to comply with, in all material respects, all present and future laws, rules, orders, ordinances, restrictions and requirements of all Governmental Authorities;





0020167.01-01S3a                                                 11

                                  (v)  to deliver to Assignee, upon request,
         copies of all existing Leases and all Leases entered into after the date hereof;

                                  (vi)  to appear in and defend, at Assignor's
         sole cost and expense, any action or proceeding arising under, growing out of, or in any manner connected with, the Leases or the obligations, duties or liabilities of the lessor, Lessees or guarantors thereunder; and

                                  (vii)  to comply with all of the provisions
         of the Indenture, the Notes, the Mortgage and any other Loan Documents (as such term is defined in the Mortgage).

                          (b)     Bally's hereby covenants and agrees:

                                  (i)  to perform faithfully every obligation
         which Bally's is required to perform under the Ground Lease within the applicable grace periods, if any, set forth therein;

                                  (ii)  to exercise its reasonable business
         judgment in determining whether to enforce, or to secure the performance of, any material obligation to be performed by the Ground Tenant under the Ground Lease;

                                  (iii)  except in connection with the initial
         execution or renewal of the Ground Lease, not to collect any Ground Rent under the Ground Lease for more than thirty (30) days in advance of the time when the same shall become due, or anticipate the rents thereunder, except for security deposits, "key money" and Ground Lease Advance Rental;

                                  (iv)  subject to the right of Bally's to
         contest and to not comply with a Legal Requirement (as defined in and as provided in the Mortgage), to comply with, in all material respects, all present and future laws, rules, orders, ordinances, restrictions and requirements of all Governmental Authorities;





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

                                  (v)  to deliver to Assignee, upon request, a
         copy of the Ground Lease and all amendments, assignments, and modifications thereto;

                                  (vi)  to appear in and defend, at Bally's
         sole cost and expense, any action or proceeding arising under, growing out of, or in any manner connected with, the Land and the Ground Lease or the obligations, duties or liabilities of the ground landlord, Ground Tenant or guarantors thereunder; and

                                  (vii)  to comply with all of the provisions
         of the Indenture, the Notes, the Mortgage and any other Loan
         Documents.

                 7.       (a)     Except as otherwise set forth in Schedule I
annexed hereto and made a part hereof, Assign- or hereby represents and warrants the following to Assignee:

                                  (i)  to the best of Assignor's knowledge, the
         Major Leases which now affect the Leased Property are valid, subsisting and in full force and effect, and have been duly executed and unconditionally delivered by Assignor and, to the best of Assignor's knowledge, have been duly executed and unconditionally delivered by the tenants under such Leases;

                                  (ii)  Assignor has not executed or granted
         any modifications or amendments of the Major Leases, other than as set forth on Exhibit B to the Mortgage;

                                  (iii)  to the best of Assignor's knowledge,
         there are no material defaults now existing under any of the Major Leases and no event has occurred which, with the delivery of notice or the passage of time or both, would constitute a material default or which could entitle the landlord under the Major Leases or the Lessees of the Major Leases to cancel the same or otherwise avoid their obligations thereunder;

                                  (iv)  Assignor has not accepted Rent under
the Major Leases for more than thirty (30)





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

         days in advance of the time the same shall become due except for security deposits, "key money", Advance Rental and such other sums payable in connection with the execution or renewal of any Major Lease; and

                                  (v)  Assignor has not executed, and will not
         execute, an assignment of any of the Leases or of its right, title and interest therein or the Rents to accrue thereunder, except as provided in the Mortgage.

                          (b)     Except as otherwise set forth in SCHEDULE I
annexed hereto and made a part hereof, Bally's hereby represents and warrants the following to Assignee:

                                  (i)  to the best of Bally's knowledge, the
         Ground Lease is valid, subsisting and in full force and effect, and has been duly executed and unconditionally delivered by Bally's and, to the best of Bally's knowledge, has been duly executed and unconditionally delivered by the Ground Tenant;

                                  (ii)  Bally's has not executed or granted any
         modifications or amendments of the Ground Lease;

                                  (iii)  to the best of Bally's knowledge,
         there are no material defaults now existing under the Ground Lease and no event has occurred which, with the delivery of notice or the passage of time or both, would constitute a material default or which could entitle the ground landlord or Ground Tenant to cancel the Ground Lease or otherwise avoid its obligations thereunder;

                                  (iv)  Bally's has not accepted Ground Rents
         under the Ground Lease for more than thirty (30) days in advance of the time the same shall become due except for security deposits, "key money", Advance Rental and such other sums payable in connection with the execution or renewal of the Ground Lease; and

                                  (v)  Bally's has not executed, and will not
         execute, an assignment of the Ground Lease or of its right, title and interest therein or the





0020167.01-01S3a                                                 14

         Ground Rents to accrue thereunder, except as provided in the Mortgage.

                 8. It is understood and agreed that nothing contained in this Assignment shall prejudice or be construed to prejudice the right of Assignee under any of the other Loan Documents, without notice, to institute, prosecute and compromise any action which it would deem advisable to protect its interest in the Property, including any sale by the Assignee, as trustee, pursu- ant to the power of sale contained in the Mortgage or otherwise, and in such sale or action, to move for the appointment of a receiver of the Rents or Ground Rents, or prejudice any rights which Assignee shall have by virtue of any default under the Indenture, the Notes or the Mortgage. Assignee, however, hereby agrees that it will use reasonable efforts to promptly give notice (the "INFORMATIONAL NOTICE") to Assignor and Bally's, provided that failure to give such notice or any defects in the manner in which such notice is given shall not preclude Assignee from exercising any of its rights hereunder. This Assignment shall survive, however, the commencement of any such action or sale.

                 9. Assignor and Bally's jointly and severally agree to indemnify and hold Assignee harmless from and against any and all liability, loss, damage, cost and expense, including reasonable attorneys' fees and disbursements, other than those which arise as a result of the negligence or wilful misconduct of Assignee, which Assignee may or shall incur under any of the Leases or the Ground Lease, or by reason of this Assignment, or by reason of any action taken by Assignee hereunder, and from and against any and all claims and demands whatso-ever, other than those arising from the negligence or wilful misconduct of Assignee, which may be asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Leases or the Ground Lease. Should Assignee incur any such liability, loss, damage, cost or expense, the amount thereof, together with interest thereon at the rate of interest then payable under the Indenture, including, in calculating such rate of interest, any additional interest which may be imposed under the Indenture by reason of any default thereunder (such rate of interest being hereinafter referred to as the "INTEREST





0020167.01-01S3a                15

RATE"), from the date such amount was suffered or incurred by Assignee until the same is paid by Assignor or Bally's to Assignee, shall be jointly and severally payable by Assignor and Bally's to Assignee immediately upon demand, or, at the option of Assignee, Assignee may reimburse itself therefor out of any Rents or Ground Rents collected by Assignee. Nothing contained herein shall operate or be construed to obligate Assignee to perform any of the terms, covenants or conditions contained in the Leases or the Ground Lease or otherwise to impose any obligation upon Assignee with respect to any of the Leases or the Ground Lease.

                 10. Upon request of Assignee, Assignor and Bally's shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effect this Assignment and the covenants of As- signor and Bally's contained herein. Assignor, at its sole cost and expense, shall cause such further instruments to be recorded in such manner and in such places as may be required by Assignee. Notwithstanding the foregoing, Assignee shall have no obligation to request any matters referred to herein and shall request such matters in Assignee's reasonable discretion.

                 11. Assignor shall, upon thirty (30) days' notice thereof, pay all required recording and filing fees in connection with this Assignment and any agreements, instruments and documents made pursuant to the terms hereof or ancillary hereto, as well as any and all taxes which may be due and payable on the recording of this Assignment and any taxes hereafter imposed on this Assignment. Should Assignor fail to pay the same within said thirty
(30) day notice period, all such recording and filing fees and taxes may be paid by Assignee on behalf of Assignor and the amount thereof, together with interest at the Interest Rate, shall be payable by As- signor to Assignee immediately upon demand, or, at the option of Assignee, Assignee may reimburse itself there- for out of the Rents or Ground Rents collected by Assignee.

                 12. Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Assignee under this Assignment are cumulative and are not in





0020167.01-01S3a                                                 16
lieu of but are in addition to, and shall not be affected by the exercise of, any other rights and remedies which Assignee shall have under or by virtue of law or equity, the Indenture, the Notes, the Mortgage or the Loan Documents (collectively, the "OTHER RIGHTS"). The rights and remedies of Assignee hereunder may be exercised concurrently with any of the Other Rights.

                 13.      (a)     Assignee hereby gives Assignor a license to
collect all the Rents, to retain, use and enjoy the same and to do all acts and perform such obligations as Assignor is required to perform under the Leases, including, without limitation, all items listed in paragraph 2(a) hereof. Assignor agrees to collect and receive said Rents and to use said Rents in payment of principal and interest becoming due under the Indenture, the Notes, the Mortgage and any Additional Mortgages (as defined in the Mortgage).
Subject to the provisions of Subsection 2(a)(xiii) hereof, the balance of Rents, if any, remaining after all such payments shall have been made shall belong to and be the property of Assignor. Such license hereby granted to Assignor to collect and receive said Rents and to retain, use and enjoy the same and to do all acts and perform such obligations as Assignor is required to perform under the Leases may be revoked by the consent of the Holders (as defined in the Indenture) of One Hundred Percent (100%) of the aggregate principal amount of the Notes then outstanding and upon five (5) days' written notice of such revocation, served personally upon or sent by registered or certified mail to the record owner of the Property or automatically upon the occurrence of any Event of Default. This Assignment shall continue in full force and effect until (a) all sums due and payable under the Indenture, the Notes and the Mortgage shall have been fully paid and satisfied, together with any and all other sums which may become due and owing under this Assignment, and (b) all other obligations of Assignor under the Indenture, the Notes, the Mortgage, this Assignment and the Loan Documents are satisfied. Upon termination of this Assignment as hereinbefore provided, this Assignment and the authority and powers herein granted by Assignor to Assignee shall cease and terminate, and, in that event, Assignee shall (i) execute and deliver to Assignor such instrument or instruments effective to evidence the termination of this Assignment and the reassignment to Assignor of the rights, powers and authorities granted herein, and (ii)





0020167.01-01S3a                                                 17
deliver to Assignor all monies held by Assignee for the benefit of Assignor. Assignor agrees that upon termination of this Assignment it shall assume payment of all reasonable unmatured or unpaid charges, expenses or obligations (including reasonable attorney's fees) incurred or undertaken by Assignee in connection with the management of the Property.

                          (b)     Assignee hereby gives Bally's a license to
collect all the Ground Rents, to retain, use and enjoy the same and to do all acts and perform such obligations as Bally's is required to perform under the Ground Lease, including without limitation, all items listed in paragraph 2(b) hereof. Bally's agrees to collect and receive said Ground Rents and to use said Ground Rents in payment of principal and interest becoming due under the Indenture, the Notes, the Mortgage and any Additional Mortgages. Subject to the provisions of Subsection 2(b)(xiii) hereof, the balance of Ground Rents, if any, remaining after all such payments shall have been made shall belong to and be the property of Bally's. Such license hereby granted to Bally's to collect and receive said Ground Rents and to retain, use and enjoy the same and to do all acts and perform such obligations as Bally's is required to perform under the Ground Lease may be revoked by the consent of the Holders (as defined in the Indenture) of One Hundred Percent (100%) of the aggregate principal amount of the Notes then outstanding and upon five (5) days' written notice of such revocation, served personally upon or sent by registered or certified mail to the record owner of the Leased Land or automatically upon the occurrence of any Event of Default. This Assignment shall continue in full force and effect until (a) all sums due and payable under the Indenture, the Notes and the Mortgage shall have been fully paid and satisfied, together with any and all other sums which may become due and owing under this Assignment, and (b) all other obligations of Bally's under the Indenture, the Notes, the Mortgage, this Assignment and the Loan Documents are satisfied. Upon termination of this Assignment as hereinbefore provided, this Assignment and the authority and powers herein granted by Bally's to Assignee shall cease and terminate, and, in that event, Assignee shall (i) execute and deliver to Bally's such instrument or instruments effective to evidence the termination of this Assignment and the reassignment to Bally's of the rights, powers and authorities granted





0020167.01-01S3a                                                 18
herein, and (ii) deliver to Bally's all monies held by Assignee for the benefit of Bally's. Bally's agrees that upon termination of this Assignment it shall assume payment of all reasonable unmatured or unpaid charges, expenses or obligations (including reasonable attorney's fees) incurred or undertaken by Assignee in connection with the management of the Land.

                 14. All of the representations, warranties, covenants, agreements and provisions in this Assignment by or for the benefit of Assignee shall bind and inure to the benefit of its successors and assigns.

                 15. Nothing in this Assignment shall be construed to give to any person other than Assignee and its successors and assigns any legal or equitable right, remedy or claim under this Assignment and this Assignment shall be held to be for the sole and exclusive benefit of Assignee and its successors and assigns.

                 16. If there shall be any conflict between the terms, covenants, conditions and provisions set forth herein and the terms, covenants, conditions and provisions set forth in the Indenture, then, unless this Assignment specifically provides otherwise by specific reference to the Indenture, the terms, covenants, conditions and provisions of the Indenture shall prevail.

                 17. All notices, demands or requests made pursuant to this Assignment must be in writing and personally delivered or mailed to the party to which the notice, demand or request is being given by certified or registered mail, return receipt requested, as follows, and shall be deemed given on the date of actual receipt or the date on which the same shall be returned to the sender by the Post Office as unclaimed, or upon personal delivery with receipt acknowledged:

                 if to Assignee, at the address set forth above, to the attention of: Corporate Trust Department





0020167.01-01S3a                                                 19
                 if to Assignor, at the address set forth above, to the attention of: Corporate Secretary with a copy to:

                 Benesch, Friedlander, Coplan & Aronoff
                 1100 Citizens Building
                 Cleveland, Ohio 44114
                 Attention: Chairperson, Real Estate Department

                 if to Bally's at the address set forth above, to the attention of: Corporate Secretary with a copy to:

                 Benesch, Friedlander, Coplan & Aronoff
                 1100 Citizens Building
                 Cleveland, Ohio 44114
                 Attention: Chairperson, Real Estate Department

or at such different address as Assignor, Bally's or Assignee shall hereafter specify by written notice as provided herein.

                 18. This Assignment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                 19. Assignee acknowledges and agrees that it will not assign this Assignment separate and apart from a sale or assignment of the Notes and the Mortgage.

                 20. No director, officer, employee, stockholder or incorporator, as such, past, present or future, of Assignor or any successor corporation, or Bally's or any successor corporation, shall have any liability for any obligations of Assignor or Bally's, as the case may be, under this Assignment or for any claim based on, in respect of or by reason of such obligations or their creation. Assignee, by accepting this Assignment, waives and releases all such liability.

                 21. This Assignment is made by Assignors and accepted by Assignee in the State of New York and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such State, except with





0020167.01-01S3a                                                 20
respect to the provisions hereof which relate to the creation, grant, perfection and priority of all security interests and other liens under or by this Assignment including security interests and liens in the Encumbered Property (as defined in the Mortgage) and except with respect to provisions hereof which relate to realizing upon the security covered by this Assignment, all of which exceptions shall be governed by the laws of the State of New Jersey. Whenever possible, each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Assignment.

                 22. Each provision of this Assignment of Leases and Rents is subject to the provisions of the New Jersey Casino Control Act and regulations promulgated thereunder.





0020167.01-01S3a                                                 21

                 IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.


Attest                                                   Bally's Park Place, Inc.



                                                         By:
- -----------------------------------------------------       -----------------------------------------------------------




Attest                                                   Bally's Park Place Realty Co.




                                                         By:
- -----------------------------------------------------       -----------------------------------------------------------



Attest                                                   First Bank National Association




                                                         By:
- -----------------------------------------------------       -----------------------------------------------------------




0020167.01-01S3a                                22

State of New York     )
                      ) ss.:
County of New York    )


                 On the ____ day of _______, 1994, before me personally came ________ _______, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________; that he is a (Vice)
President of Bally's Park Place, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



                                        ________________________________________
                                                       Notary Public





0020167.01-01S3a                                                 23

State of New York     )
                      ) ss.:
County of New York    )


                 On the ____ day of _______, 1994, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________________________; that he is the
(Vice) President of Bally's Park Place Realty Co., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



                                        ________________________________________
                                                     Notary Public





0020167.01-01S3a                                                 24

State of New York     )
                      ) ss.:
County of New York    )


                 On the ____ day of _______, 1994, before me personally came ________ ______, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________________________; that he is the
(Vice) President of First Bank National Association, the national association described in and which executed the foregoing instrument; that he knows the seal of said national association; that the seal affixed to said instrument is such seal; that it was so affixed by order of the board of directors of said national association; and that he signed his name thereto by like order.



                                        ________________________________________
                                                      Notary Public





0020167.01-01S3a                                                 25